Item G.1.b.iv.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10 percent of the Fund's outstanding securities to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC.

Based solely on the Fund’s review of such forms filed on EDGAR or written representations from Reporting Persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended October 31, 2025, the filings required by the Exchange Act were made on timely basis, except that a Form 3 filing for the Fund was submitted late for Ruby Salter Henry, with respect to her appointment as Chief Compliance Officer of the Fund.